UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2019
LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd.
Mooresville,	NC	28117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(704)	758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Form 8-K/A is being filed solely for the purpose of correcting a typographical error in the dates associated with the Non-GAAP Financial Measures reconciliation between the Company’s GAAP and non-GAAP financial results for diluted earnings per share and adjusted diluted earnings per share that was included in the press release filed as Exhibit 99.1 to the original Form 8-K. The date in the second “Three Months Ended” column of the reconciliation table is hereby corrected from November 2, 2019 in the original Form 8-K to November 2, 2018 in this Form 8-K/A. No other changes were made to the originally filed Form 8-K, and no other changes have been made to the exhibits to the originally filed Form 8-K.

Item 2.02    Results of Operations and Financial Condition.

On November 20, 2019, Lowe’s Companies, Inc. (the “Company”) issued a press release and related infographic, furnished as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, announcing the Company’s financial results for its third quarter ended November 1, 2019.

The information provided pursuant to Item 2.02, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated November 20, 2019, announcing the financial results of Lowe’s Companies, Inc. for its third quarter ended November 1, 2019.
99.2	Infographic relating to the financial results of Lowe’s Companies, Inc. for its third quarter ended November 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: November 20, 2019	By:	/s/ Matthew V. Hollifield
Matthew V. Hollifield Senior Vice President, Chief Accounting Officer